                                                                    Exhibit 10.1

REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================















                              AMENDED AND RESTATED


                           EFFECTIVE NOVEMBER 1, 2003


















                               COPYRIGHT (C) 2003
                            BY CLARK CONSULTING, INC.
                           EXECUTIVE BENEFITS PRACTICE
                               ALL RIGHTS RESERVED


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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

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                                                    TABLE OF CONTENTS
                                                                                                                 Page
                                                                                                                 ----
ARTICLE 1           Definitions....................................................................................1

ARTICLE 2           Selection, Enrollment, Eligibility.............................................................7

           2.1      Selection by Committee.........................................................................7
           2.2      Enrollment Requirements........................................................................8
           2.3      Eligibility; Commencement of Participation.....................................................8
           2.4      Termination of Participation And/or Deferrals..................................................8

ARTICLE 3           Deferral Commitments /Company Restoration Matching Amounts/restricted Stock Amounts/stock
                    Option Gain Amounts/vesting/crediting/taxes....................................................8

           3.1      Minimum Deferrals..............................................................................8
           3.2      Maximum Deferral...............................................................................9
           3.3      Election to Defer; Effect of Election Form....................................................10
           3.4      Withholding and Crediting of Annual Deferral Amounts..........................................11
           3.5      Rollover Amount...............................................................................11
           3.6      Annual Company Restoration Matching Amount....................................................11
           3.7      Annual Restricted Stock Amount................................................................12
           3.8      Annual Stock Option Gain Amount...............................................................12
           3.9      Vesting.......................................................................................12
           3.10     Crediting/debiting of Account Balances........................................................13
           3.11     Fica and Other Taxes..........................................................................15

ARTICLE 4           Deduction Limitation..........................................................................16

           4.1      Deduction Limitation On Benefit Payments......................................................16

ARTICLE 5           In-service Distribution; Unforeseeable Financial Emergencies; Withdrawal Election.............16

           5.1      In-service Distribution.......................................................................16
           5.2      Other Benefits Take Precedence Over In-service Distributions..................................17
           5.3      Withdrawal Payout/suspensions for Unforeseeable Financial Emergencies.........................17
           5.4      Withdrawal Election...........................................................................18

ARTICLE 6           Change in Control Benefit.....................................................................18

           6.1      Change in Control Benefit.....................................................................18

ARTICLE 7           Retirement Benefit............................................................................19

           7.1      Retirement Benefit............................................................................19
           7.2      Payment of Retirement Benefit.................................................................19

ARTICLE 8           Termination Benefit...........................................................................19

           8.1      Termination Benefit...........................................................................19


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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

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
           8.2      Payment of Termination Benefit................................................................20


ARTICLE 9           Disability Waiver and Benefit.................................................................20

           9.1      Disability Waiver.............................................................................20
           9.2      Continued Eligibility; Disability Benefit.....................................................20

ARTICLE 10          Survivor Benefit..............................................................................21

           10.1     Survivor Benefit..............................................................................21
           10.2     Payment of Survivor Benefit...................................................................21

ARTICLE 11          Beneficiary Designation.......................................................................21

           11.1     Beneficiary...................................................................................21
           11.2     Beneficiary Designation; Change of Beneficiary Designation; Spousal Consent...................21
           11.3     Acknowledgement...............................................................................22
           11.4     No Beneficiary Designation....................................................................22
           11.5     Doubt as to Beneficiary.......................................................................22
           11.6     Discharge of Obligations......................................................................22

ARTICLE 12          Leave of Absence..............................................................................22

           12.1     Paid Leave of Absence.........................................................................22
           12.2     Unpaid Leave of Absence.......................................................................22

ARTICLE 13          Termination, Amendment or Modification........................................................23

           13.1     Termination...................................................................................23
           13.2     Amendment.....................................................................................23
           13.3     Plan Agreement................................................................................24
           13.4     Effect of Payment.............................................................................24

ARTICLE 14          Administration................................................................................24

           14.1     Committee Duties..............................................................................24
           14.2     Administration Upon Change in Control.........................................................24
           14.3     Agents........................................................................................25
           14.4     Binding Effect of Decisions...................................................................25
           14.5     Indemnity of Committee........................................................................25
           14.6     Employer Information..........................................................................25

ARTICLE 15          Other Benefits and Agreements.................................................................25

           15.1     Coordination With Other Benefits..............................................................25

ARTICLE 16          Claims Procedures.............................................................................26

           16.1     Presentation of Claim.........................................................................26
           16.2     Notification of Decision......................................................................26
           16.3     Review of a Denied Claim......................................................................26





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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

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
           16.4     Decision On Review............................................................................27
           16.5     Legal Action..................................................................................27

ARTICLE 17          Trust.........................................................................................27

           17.1     Establishment of the Trust....................................................................27
           17.2     Interrelationship of the Plan and the Trust...................................................27
           17.3     Distributions From the Trust..................................................................27

ARTICLE 18          Miscellaneous.................................................................................28

           18.1     Status of Plan................................................................................28
           18.2     Unsecured General Creditor....................................................................28
           18.3     Employer's Liability..........................................................................28
           18.4     Nonassignability..............................................................................28
           18.5     Not a Contract of Employment..................................................................28
           18.6     Furnishing Information........................................................................28
           18.7     Terms.........................................................................................28
           18.8     Captions......................................................................................29
           18.9     Governing Law.................................................................................29
           18.10    Notice........................................................................................29
           18.11    Successors....................................................................................29
           18.12    Spouse's Interest.............................................................................29
           18.13    Validity......................................................................................29
           18.14    Incompetent...................................................................................29
           18.15    Court Order...................................................................................29
           18.16    Distribution in the Event of Taxation.........................................................30
           18.17    Insurance.....................................................................................30
           18.18    Legal Fees to Enforce Rights After Change in Control..........................................30





REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

                             REPUBLIC SERVICES, INC.
                           DEFERRED COMPENSATION PLAN
                 Amended and Restated Effective November 1, 2003

                                     PURPOSE

         The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees and Directors who contribute materially to the continued growth, development and future business success of Republic Services, Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA. This Deferred Compensation Plan supersedes in its entirety the Republic Services, Inc. Deferred Compensation Plan, amended and restated effective July 1, 2002 (hereinafter, the "Predecessor Plan") for any and all participants in the Predecessor Plan who are actively employed by any Employer as of the effective date of this Plan; provided, however, that all other participants in the Predecessor Plan will continue to be participants in such Predecessor Plan and will have no rights under this Plan. Any and all balances accrued by such actively employed participants under the Predecessor Plan shall be subject to the terms and conditions of this Plan and shall be referred to as the "Rollover Amount."


                                    ARTICLE 1
                                   DEFINITIONS

         For the purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the Company Restoration Matching Account balance,
         (iii) the Restricted Stock Account balance, and (iv) the Stock Option Gain Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Deferral Amount" shall mean that portion of a Participant's Base Salary, Bonus, Commissions, Director Fees and LTIP Amounts that a Participant defers in accordance with Article 3 for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 9.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.3 "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: (i) for the first annual installment, the vested Account Balance of the Participant shall be calculated as of the close of business on or the date on which the Participant Retires or is deemed to have Retired in accordance with Section 9.2(c), as determined by the Committee in its sole discretion, and (ii) for remaining annual installments, the vested Account Balance of the Participant shall be calculated on every applicable anniversary of the date on which the Participant Retires or is deemed to have Retired in accordance with
         Section 9.2(c). Each annual installment shall be calculated by




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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

         multiplying this balance by a fraction, the numerator of which is one and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a ten
         (10) year Annual Installment Method, the first payment shall be 1/10 of the vested Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the vested Account Balance, calculated as described in this definition. Shares of Stock that shall be distributable from the Stock Option Gain Account and the Restricted Stock Account shall be distributable in shares of actual Stock in the same manner previously described. However, the Committee may, in its sole discretion, (i) adjust the annual installments in order to distribute whole shares of actual Stock and/or (ii) accelerate the distribution of such actual shares of Stock by payment of a lump sum.

1.4 "Base Salary" shall mean the annual cash compensation relating to services performed during any calendar year, excluding distributions from nonqualified deferred compensation plans, bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, director fees and other fees, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

1.5 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 11, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.6 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.7      "Board" shall mean the board of directors of the Company.

1.8 "Bonus" shall mean any compensation, in addition to Base Salary, Commissions and LTIP Amounts, payable to a Participant during a Plan Year, under any Employer's bonus and cash incentive plans, excluding stock options.

1.9 "Change in Control" shall mean any change in control of the Company of a nature which would be required to be reported (a) in response to Item 6(e) of Schedule 14A of Regulation 14A, as in effect on the effective date of this Plan, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) in response to Item 1 of the Current Report on Form 8-K, as in effect on the effective date of this Plan, promulgated under the Exchange Act, or (c) in any filing by the Company with the Securities and Exchange commission; provided, however, that without limitation, a Change of Control of the Company shall be deemed to have occurred if:

         (i) Any "person" (as such term is defined in Sections 13(d)(3) and Section 14(d)(3) of the Exchange Act), other than the Company, any majority-owned subsidiary of the Company, or any compensation plan of the Company or any majority-owned subsidiary of the Company, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 of the




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
REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

                  Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company;

         (ii) During any period of three consecutive years while this Plan is in effect, the individuals who at the beginning of such period constitute the Board of the Company cease for any reason to constitute at least a majority of such Board, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of such period; or

         (iii) The shareholders of the Company approve (1) a reorganization, merger, or consolidation with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger, or consolidation do not immediately thereafter own more than 50% of the combined voting power entitled to vote generally in the election of the directors of the reorganized, merged or consolidated entity; (2) a liquidation or dissolution of the Company; or (3) the sale of all or substantially all of the assets of the Company or of a subsidiary of the Company that accounts for 30% of the consolidated revenues of the Company, but not including a reorganization, merger or consolidation of the Company.


1.10     "Change in Control Benefit" shall have the meaning set forth in
         Article 6.

1.11     "Claimant" shall have the meaning set forth in Section 16.1.

1.12 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.13 "Commissions" shall mean the cash commissions payable to a Participant by any Employer for services rendered during a Plan Year, excluding Bonus, LTIP Amounts or other additional incentives or awards payable to the Participant.

1.14     "Committee" shall mean the committee described in Article 14.

1.15 "Company" shall mean Republic Services, Inc., a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.

1.16 "Company Restoration Matching Account" shall mean (i) that portion of a Participant's Rollover Amount which is represented by the Participant's aggregate matching contributions described in Section 3.5 of the Predecessor Plan, as well as any appreciation (or depreciation) specifically attributable to such matching contributions accumulated under the Predecessor Plan, plus (ii) the sum of all of a Participant's Company Restoration Matching Amounts, plus (iii) amounts credited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's Company Restoration Matching Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Restoration Matching Account.

1.17 "Company Restoration Matching Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.6.

1.18 "Deferral Account" shall mean (i) that portion of a Participant's Rollover Amount which is represented by the Participant's aggregate deferral contributions described in Section 1.18 of the




                                      -3-
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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

         Predecessor Plan, as well as any appreciation (or depreciation) specifically attributable to such deferral contributions accumulated under the Predecessor Plan, plus (ii) the sum of all of a Participant's Annual Deferral Amounts, plus (iii) amounts credited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's Deferral Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.19 "Director" shall mean any member of the board of directors of any Employer.

1.20 "Director Fees" shall mean the annual fees paid by any Employer, including retainer fees and meeting fees, as compensation for serving on the board of directors.

1.21 "Disability" or "Disabled" shall mean a determination that a Participant is disabled made by either (i) the carrier of any individual or group disability insurance policy, sponsored by the Participant's Employer, or (ii) the Social Security Administration. Upon request by the Employer, the Participant must submit proof of the carrier's or Social Security Administration's determination.

1.22     "Disability Benefit" shall mean the benefit set forth in Article 9.

1.23 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.24 "Eligible Stock Option" shall mean one or more non-qualified stock option(s) (including incentive stock options disqualified as such and treated as non-qualified options under the Code) selected by the Committee in its sole discretion and exercisable under a plan or arrangement of Republic Services, Inc. or any Employer permitting a Participant under this Plan to defer gain with respect to such option.

1.25     "Employee" shall mean a person who is an employee of any Employer.

1.26 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.27 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.28 "401(k) Plan" shall be that certain Republic Services 401(k) Plan, dated April 1, 1999 adopted by the Company.

1.29     "In-Service Distribution" shall mean the distribution set forth in
         Section 5.1.

1.30 "LTIP Amounts" shall mean any compensation payable to a Participant, whether in the form of cash or Stock, as an Employee under any Employer's long-term incentive plan or any other long-term incentive arrangement designated by the Committee.

1.31 "Participant" shall mean any Employee or Director (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan,
         (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the




                                      -4-
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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

         Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.32 "Plan" shall mean the Republic Services, Inc. Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.33 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.34 "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.35 "Qualifying Gain" shall mean the incremental value inuring to a Participant upon the exercise of an Eligible Stock Option, using a Stock-for-Stock payment method, during any Plan Year. For purposes of this section, the phrase "Stock-for-Stock payment method" shall, in all events, be limited to the Participant's delivery of a properly executed statement in which he or she attests to ownership of the number of shares required to exercise the Eligible Stock Option, rather than actual delivery of such shares. Such incremental value shall be deliverable to the Participant in the form of additional shares of Stock and shall be computed as follows: (i) the total fair market value of the shares of Stock held/acquired as a result of the exercise of an Eligible Stock Option using a Stock-for-Stock payment method, minus
         (ii) the total exercise price. For example, assume a Participant elects to exercise an Eligible Stock Option to purchase 1,000 shares of Stock at an exercise price of $20 per share (i.e., a total exercise price of $20,000), when the Stock has a current fair market value of $25 per share (i.e., a total current fair market value of $25,000) and elects to defer one hundred (100) percent of the Qualifying Gain (i.e., $5,000). Using the Stock-for-Stock payment method, the Participant would deliver a properly executed statement attesting to ownership of 800 shares of Stock (worth $20,000 at exercise) to exercise the Eligible Stock Option and would receive, in return, a Qualifying Gain, in the form of an unfunded and unsecured promise by the Company for 200 shares of Stock in the future (worth $5,000 at exercise). The number of additional shares of Stock deliverable to the Participant in the future as a result of the Qualifying Gain shall be fixed and determined as of the date of the exercise of the Eligible Stock Option using the closing price of the Stock as of the end of the business day closest to the date of such exercise.

1.36 "Restricted Stock" shall mean rights to receive unvested shares of restricted stock selected by the Committee in its sole discretion and awarded to the Participant under any Republic Services, Inc. stock incentive plan.

1.37 "Restricted Stock Account" shall mean the aggregate value, measured on any given date, of (i) the number of shares of Restricted Stock deferred by a Participant as a result of all Restricted



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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

         Stock Amounts, plus (ii) the number of additional shares credited as a result of the deemed reinvestment of dividends in accordance with all of the applicable crediting provisions of the Republic Services, Inc. Stock Unit Fund I that relate to the Participant's Restricted Stock Account, less (iii) the number of shares of Restricted Stock previously distributed to the Participant or his or her Beneficiary pursuant to this Plan, subject in each case to any adjustments to the number of such shares determined by the Committee with respect to the Republic Services, Inc. Stock Unit Fund I pursuant to Section 3.10. This portion of the Participant's Account Balance shall only be distributable in actual shares of Stock.

1.38 "Restricted Stock Amount" shall mean, with respect to a Participant for any one Plan Year, the amount of Restricted Stock deferred in accordance with Section 3.6 of this Plan, calculated using the closing price of Stock at the end of the business day closest to the date such Restricted Stock would otherwise vest, but for the election to defer. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 9.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Restricted Stock Amount shall be the actual amount withheld prior to such event.

1.39 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (a) age sixty-five (65) or (b) age fifty-five (55) with six (6) Years of Service; and shall mean with respect to a Director who is not an Employee, severance of his or her directorships with all Employers on or after the later of (y) the attainment of age sixty-five (65), or (z) in the sole discretion of the Committee, an age later than age sixty-five (65). If a Participant is both an Employee and a Director, Retirement shall not occur until he or she Retires as both an Employee and a Director, which Retirement shall be deemed to be a Retirement as a Director; provided, however, that such a Participant may elect, at least three years prior to Retirement and in accordance with the policies and procedures established by the Committee, to Retire for purposes of this Plan at the time he or she Retires as an Employee, which Retirement shall be deemed to be a Retirement as an Employee.

1.40     "Retirement Benefit" shall mean the benefit set forth in Article 7.

1.41     "Rollover Amount" shall mean the amount determined in accordance with
         Section 3.5.

1.42 "Stock" shall mean Republic Services, Inc. common stock, $.01 par value, or any other equity securities of the Company designated by the Committee.

1.43 "Stock Option Gain Account" shall mean the aggregate value, measured on any given date, of (i) the number of shares of Stock deferred by a Participant as a result of all Stock Option Gain Amounts, plus (ii) the number of additional shares credited as a result of the deemed reinvestment of dividends in accordance with all of the applicable crediting provisions of the Republic Services, Inc. Stock Unit Fund I that relate to the Participant's Stock Option Gain Account, less (iii) the number of such shares of Stock previously distributed to the Participant or his or her Beneficiary pursuant to this Plan, subject in each case to any adjustments to the number of such shares determined by the Committee with respect to the Republic Services, Inc. Stock Unit Fund I pursuant to Section 3.10. This portion of the Participant's Account Balance shall only be distributable in actual shares of Stock.

1.44 "Stock Option Gain Amount" shall mean, with respect to a Participant for any one Plan Year, the portion of Qualifying Gains deferred with respect to an Eligible Stock Option exercise, in



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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

         accordance with Section 3.8 of this Plan. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 9.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Stock Option Gain Amount shall be the actual amount withheld prior to such event.

1.45      "Survivor Benefit" shall mean the benefit set forth in Article 10.

1.46     "Termination Benefit" shall mean the benefit set forth in Article 8.

1.47 "Termination of Employment" shall mean the severing of employment with all Employers, or service as a Director of all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence. If a Participant is both an Employee and a Director, a Termination of Employment shall occur only upon the termination of the last position held; provided, however, that such a Participant may elect, at least three years before Termination of Employment and in accordance with the policies and procedures established by the Committee, to be treated for purposes of this Plan as having experienced a Termination of Employment at the time he or she ceases employment with an Employer as an Employee.

1.48 "Trust" shall mean one or more trusts established by the Company in accordance with Article 17.

1.49 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.50 "Years of Service" shall mean (i) the total number of full years in which a Participant has been employed by one or more Employers, plus
         (ii) the total number of full years in which a Participant was employed by an entity acquired by the Company, as determined by the Committee in its sole discretion; provided, however, that such Participants will only receive credit for an uninterrupted period of service which immediately precedes the Participant's date of hire with an Employer. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. The Committee shall make a determination as to whether any partial year of employment shall be counted as a Year of Service.


                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees and Directors of the Employer, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees and Directors to participate in the Plan.

REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee or Director shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within thirty (30) days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee or Director selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee or Director shall commence participation in the Plan on the first day of the month following the month in which the Employee or Director completes all enrollment requirements. If an Employee or a Director fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee or Director shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then vested Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.


                                    ARTICLE 3
   DEFERRAL COMMITMENTS/COMPANY RESTORATION MATCHING AMOUNTS/RESTRICTED STOCK
           AMOUNTS/STOCK OPTION GAIN AMOUNTS/VESTING/CREDITING/TAXES

3.1      MINIMUM DEFERRALS.

         (a) ANNUAL DEFERRAL AMOUNT. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees in the following minimum amounts for each deferral elected:

                          Deferral                           Minimum Amount
                          --------                           --------------
                    Base Salary, Bonus,
                    Commissions and/or LTIP
                    Amounts                                  $1,000 aggregate

                    Director Fees                                $1,000


                  If an election is made for less than the stated minimum amounts, or if no election is made, the amount deferred shall be zero.

         (b) RESTRICTED STOCK AMOUNT. For each grant of Restricted Stock, a Participant may elect to defer, as his or her Restricted Stock Amount, Restricted Stock in the following minimum amount:

REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

                          Deferral                         Minimum Percentage
                          --------                         ------------------
                       Restricted Stock                           0%

                  If no election is made, the amount deferred shall be zero.

         (c) STOCK OPTION GAIN AMOUNT. For each Eligible Stock Option, a Participant may elect to defer, as his or her Stock Option Gain Amount, the following minimum percentage of Qualifying Gain with respect to exercise of the Eligible Stock Option:

                          Deferral                         Minimum Percentage
                          --------                         ------------------
                       Qualifying Gain                            0%

                  If no election is made, the amount deferred shall be zero.

         (d) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the minimum Annual Deferral Amount shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.2      MAXIMUM DEFERRAL.

         (a) ANNUAL DEFERRAL AMOUNT. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees up to the following maximum percentages for each deferral elected:

                          Deferral                           Maximum Amount
                          --------                           --------------
                        Base Salary                               90%
                        Bonus                                     90%
                        Commissions                               90%
                        LTIP Amounts                              90%
                        Director Fees                            100%

         (b) RESTRICTED STOCK AMOUNT. For each grant of Restricted Stock, a Participant may elect to defer, as his or her Restricted Stock Amount, Restricted Stock in the following maximum percentage:

                          Deferral                         Minimum Percengage
                          --------                         ------------------
                       Restricted Stock                           100%

         (c) STOCK OPTION GAIN AMOUNT. For each Eligible Stock Option, a Participant may elect to defer, as his or her Stock Option Gain Amount, Qualifying Gain up to the following maximum percentage with respect to exercise of the Eligible Stock
                  Option:

                          Deferral                         Maximum Percentage
                          --------                         ------------------
                      Qualifying Gain                             100%

REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

                  Stock Option Gain Amounts may also be limited by other terms or conditions set forth in the stock option plan or agreement under which such options are granted.

         (d) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount (i) with respect to Base Salary and Director Fees shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance, and (ii) with respect to Bonus, LTIP Amounts and Commissions shall be limited to those amounts deemed eligible for deferral, in the sole discretion of the Committee.

3.3      ELECTION TO DEFER; EFFECT OF ELECTION FORM.

         (a) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in the Plan, the Participant shall complete (i) an irrevocable election to defer Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees for the Plan Year in which the Participant commences participation in the Plan, and (ii) such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee. A Participant's election to defer Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees shall not expire at the end of the Plan Year in which such Participant commences Participation in the Plan, but rather shall remain in effect for each subsequent Plan Year unless modified by the Participant in accordance with Section 3.3(b).

         (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, any Participant who wishes to modify his or her deferral election described in Section 3.3(a) above, shall complete an irrevocable election to defer Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees, by timely delivering a new Election Form to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made. If a Participant does not submit an election to defer Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees in accordance with this Section 3.3(b), the Participant's existing election to defer Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees, if any, shall remain in effect for such Plan Year.

         (c) RESTRICTED STOCK DEFERRAL. For an election to defer Restricted Stock to be valid: (i) a separate irrevocable Election Form must be completed and signed by the Participant, with respect to such Restricted Stock; and (ii) such Election Form must be timely delivered to the Committee and accepted by the Committee at least six (6) months prior to the date such Restricted Stock vests under the terms of the Republic Services, Inc. stock incentive plan.

         (d)      STOCK OPTION GAIN DEFERRAL.

                  (i) For an election to defer gain upon the exercise of an Eligible Stock Option exercise to be valid: (i) a separate Election Form must be completed and signed by the Participant with respect to the Eligible Stock Option; (ii) such election must be irrevocable; (iii) the executed Election Form must be timely delivered to the Committee or its designee at least six (6) months prior to the date the

REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

                           Participant elects to exercise the Eligible Stock Option; (iv) the Participant must agree not to exercise the Eligible Stock Option prior to six (6) months from the date the executed, irrevocable Election Form is submitted to the Committee or its designee; (v) the Eligible Stock Option must be exercised using the "Stock-for-Stock payment method"; and (vi) the Stock constructively delivered by the Participant to exercise the Eligible Stock Option must have been owned by the Participant during the entire six (6) month period prior to its delivery and/or otherwise qualify the Eligible Stock Option for favorable accounting treatment, as determined in the sole discretion of the Committee.

                  (ii) Notwithstanding any other provision of this Plan to the contrary, (i) an Eligible Stock Option may be exercised prior to the end of the six (6) month period following the date on which the executed Election Form is delivered to the Committee or its designee, and (ii) the resulting Qualifying Gain will not be deferred into this Plan, if (a) a Change in Control occurs, or (b) the Participant Retires, dies while an Employee or Director, or experiences a Termination of Employment, and the Eligible Stock Option would otherwise expire prior to the end of the six (6) month period following the date on which the executed Election Form was delivered to the Committee or its designee.

3.4 WITHHOLDING AND CREDITING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, the Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Salary. The Bonus, Commissions, LTIP Amounts and/or Director Fees portion of the Annual Deferral Amount shall be withheld at the time the Bonus, Commissions, LTIP Amounts or Director Fees are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself. Annual Deferral Amounts shall be credited to a Participant's Deferral Account at the time such amounts would otherwise have been paid to the Participant.

3.5 ROLLOVER AMOUNT. With respect to Participants who participated in the Predecessor Plan and who are active Employees as of the effective date of this Plan, an amount equal to their "account" as set forth in such Predecessor Plan, valued as of the effective date of this Plan, shall be the Rollover Amount. The Rollover Amount shall be comprised of elective deferrals and company contributions accumulated under the Predecessor Plan, and shall retain their character as elective deferrals and company contributions under this Plan. Such Rollover Amount shall be credited to the Participant's Deferral Account and Company Restoration Matching Account, as applicable, under this Plan on the effective date of this Plan and shall be subject to the terms and conditions of this Plan. Any Participant with a Rollover Amount shall have no right to demand distribution of such amounts other than as specifically provided for herein; provided, however, that any "in-service distribution" elections made by the Participant under the Predecessor Plan shall apply to the Rollover Amount under this Plan.

3.6      COMPANY RESTORATION MATCHING AMOUNT.

         (a) EMPLOYEES. A Participant who is an Employee is eligible to receive a Company Restoration Matching Amount for each Plan Year if (i) such Participant's combined Base Salary, Commissions and Bonus for such Plan Year equals or exceeds the compensation limit set forth in Codess.401(a)(17), and (ii) such Participant has contributed, to the

REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

                  401(k) Plan, the maximum amount a "highly compensated employee" (as such term is defined in the 401(k) Plan) is allowed to contribute pursuant to the provisions of the 401(k) Plan. Such eligible Participant's Company Restoration Matching Amount for any Plan Year shall be calculated as of the last day of each Plan Year and shall be represented by a number of shares of Stock equal to the value of (a) fifty percent (50%) of the Participant's Annual Deferral Amount in this Plan and the Participant's contributions to the 401(k) Plan, up to a maximum under this clause (a) of fifty percent (50%) of four percent (4%) of the Participant's Base Salary, Commissions and Bonus, combined, reduced by (b) the amount of the "match" the Company makes to the Participant during such Plan Year under the 401(k) Plan. The number of shares of Stock so credited to a Participant under this Plan shall be for that Participant the Company Restoration Matching Amount for that Plan Year and shall be credited to the Participant's Company Restoration Matching Account during the first quarter of the following Plan Year, on a date or dates to be determined by the Committee, in its sole discretion.

         (b) DIRECTORS. A Participant who is a Director is eligible to receive a Company Restoration Matching Amount for each Plan Year. Such Participant's Annual Restoration Matching Amount for any Plan Year shall be calculated as of the last day of each Plan Year and shall be represented by a number of shares of Stock equal to the value of fifty percent (50%) of the Participant's Annual Deferral Amount in this Plan, up to a maximum of four percent (4%) of the Participant's Directors Fees. The number of shares of Stock so credited to a Participant under this Plan shall be for that Participant the Company Restoration Matching Amount for that Plan Year and shall be credited to the Participant's Company Restoration Matching Account during the first quarter of the following Plan Year, on a date or dates to be determined by the Committee, in its sole discretion.

3.7 RESTRICTED STOCK AMOUNT. Subject to any terms and conditions imposed by the Committee, Participants may elect to defer, under the Plan, Restricted Stock, which amount shall be for that Participant the Restricted Stock Amount for that Plan Year. The portion of any Restricted Stock deferred shall, at the time the Restricted Stock would otherwise vest under the terms of the Republic Services, Inc. stock incentive plan, but for the election to defer, be reflected on the books of the Company as an unfunded, unsecured promise to deliver to the Participant a specific number of actual shares of Stock in the future.

3.8 STOCK OPTION GAIN AMOUNT. Subject to any terms and conditions imposed by the Committee, Participants may elect to defer, under the Plan, all or some portion of Qualifying Gains attributable to an Eligible Stock Option exercise, which amount shall be for that Participant the Stock Option Gain Amount for that Plan Year. The portion of any Qualifying Gains shall be reflected on the books of the Company as an unfunded, unsecured promise to deliver to the Participant a specific number of actual shares of Stock in the future. Such shares of Stock would otherwise have been delivered to the Participant, pursuant to the Eligible Stock Option exercise, but for the Participant's election to defer.

3.9      VESTING.

         A Participant shall at all times be 100% vested in his or her Deferral Account, Restricted Stock Account, Stock Option Gain Account and Company Restoration Matching Account.

REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

3.10 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

         (a)      MEASUREMENT FUNDS. Subject to the restrictions found in
                  Section 3.10(c) below, the Participant may elect one or more of the measurement funds selected by the Committee, in its sole discretion, which are based on certain mutual funds (the "Measurement Funds"), for the purpose of crediting or debiting additional amounts to his or her Account Balance. As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the first calendar quarter that begins at least thirty (30) days after the day on which the Committee gives Participants advance written notice of such change.

         (b) ELECTION OF MEASUREMENT FUNDS. Subject to the restrictions found in Section 3.10(c) below, a Participant, in connection with his or her initial deferral election in accordance with
                  Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.10(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance. If a Participant does not elect any of the Measurement Funds as described in the previous sentence, the Participant's Account Balance shall automatically be allocated into the lowest-risk Measurement Fund, as determined by the Committee, in its sole discretion. Subject to the restrictions found in Section 3.10(c) below, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as of the first business day deemed reasonably practicable by the Committee, in its sole discretion, and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence; PROVIDED, HOWEVER, if the Participant's election includes the allocation or re-allocation of amounts to or from the Republic Services, Inc. Stock Unit Fund II, the Committee may, in its sole discretion, process any portion of the Participant's Election Form which allocates and/or re-allocates such amounts to or from any Measurement Fund other than the Republic Services, Inc. Stock Unit Fund II, while postponing the processing of any portion of the Participant's Election Form which allocates and/or reallocates such amounts to or from the Republic Services, Inc. Stock Unit Fund II, as more fully described in
                  Section 3.10(c)(ii).

         (c)      REPUBLIC SERVICES, INC. STOCK UNIT FUND I AND II.

                  (i) REPUBLIC SERVICES, INC. STOCK UNIT FUND I. A Participant's Restricted Stock Account, Stock Option Gain Account, Company Restoration Matching Account and those LTIP Amounts that are payable in Stock will be automatically and irrevocably allocated to the Republic Services, Inc. Stock Unit Fund I Measurement Fund. Participants may not select any other Measurement Fund to be used to determine the amounts to be credited or debited to their Restricted Stock Account, Stock Option Gain Account, Company Restoration Matching

REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

                           Account or those LTIP Amounts that are payable in Stock. Furthermore, no other portion of the Participant's Account Balance can be either initially allocated or re-allocated to the Republic Services, Inc. Stock Unit Fund I Measurement Fund. Notwithstanding anything to the contrary contained in this Section 3.10, the Committee may, in its sole discretion postpone any transfer which would otherwise be made in any period in which the Participant would be prohibited (by Company policy or otherwise) from acquiring or disposing of the Company's equity securities until after such period has expired.

                  (ii) REPUBLIC SERVICES, INC. STOCK UNIT FUND II. A Participant may elect to allocate any portion of his or her future Annual Deferral Amounts, and/or re-allocate any portion of his or her Account Balance to the Republic Services, Inc. Stock Unit Fund II Measurement Fund. However, if a Participant elects to allocate such amounts to the Republic Services, Inc. Stock Unit Fund II, then such amounts will be (A) initially allocated to the lowest-risk Measurement Fund, as determined by the Committee, in its sole discretion, and (B) transferred from the lowest-risk Measurement Fund to the Republic Services, Inc. Stock Unit Fund II on or around the last business day of any calendar month, as determined by the Committee, in its sole discretion. Similarly, any elections to transfer amounts from the Republic Services, Inc. Stock Unit Fund II to any other Measurement Fund shall be processed on or around the last business day of the calendar month as determined by the Committee, in its sole discretion. Notwithstanding anything to the contrary contained in this Section 3.10, the Committee may, in its sole discretion postpone any transfer which would otherwise be made in any period in which the Participant would be prohibited (by Company policy or otherwise) from acquiring or disposing of the Company's equity securities until after such period has expired.

                  (iii) Any stock dividends, cash dividends or other non-cash dividends that would have been payable on the Stock credited to a Participant's Account Balance shall be credited to the Participant's Account Balance in the form of additional shares of Stock and shall automatically and irrevocably be deemed to be re-invested in the Republic Services, Inc. Stock Unit Fund I or II, as applicable, until such amounts are distributed to the Participant. The number of shares credited to the Participant for a particular stock dividend shall be equal to (a) the number of shares of Stock credited to the Participant's Account Balance as of the payment date for such dividend in respect of each share of Stock, multiplied by (b) the number of additional shares of Stock actually paid as a dividend in respect of each share of Stock. The number of shares credited to the Participant for a particular cash dividend or other non-cash dividend shall be equal to (a) the number of shares of Stock credited to the Participant's Account Balance as of the payment date for such dividend in respect of each share of Stock, multiplied by (b) the fair market value of the dividend, divided by (c) the "fair market value" of the Stock on the payment date for such dividend.

                  (iv) The number of shares of Stock credited to the Participant's Account Balance may be adjusted by the Committee, in its sole discretion, to prevent dilution or

REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

                           enlargement of Participants' rights with respect to the portion of his or her Account Balance allocated to the Republic Services, Inc. Stock Unit Fund I or II, as applicable, in the event of any reorganization, reclassification, stock split, or other unusual corporate transaction or event which affects the value of the Stock, provided that any such adjustment shall be made taking into account any crediting of shares of Stock to the Participant under
                           Section 3.10.

                  (v) For purposes of this Section 3.10(c) the fair market value of the Stock shall be determined by the Committee in its sole discretion.

         (d)      PROPORTIONATE ALLOCATION. In making any election described in
                  Section 3.10(b) above, the Participant shall specify on the Election Form, in increments of one percent (1%), the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance).

         (e) CREDITING OR DEBITING METHOD. The performance of each Measurement Fund (either positive or negative) will be determined by the Committee, in its sole discretion on a daily basis based on the manner in which such Participant's Account Balance has been hypothetically allocated among the Measurement Funds by the Participant.

         (f) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation of his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance SHALL NOT be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the investments on which the Measurement Funds are based, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.11     FICA AND OTHER TAXES.

         (a) ANNUAL DEFERRAL AMOUNTS. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Salary, Bonus, Commissions and LTIP Amounts that are not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.11.

         (b) COMPANY RESTORATION MATCHING ACCOUNT. For each Plan Year in which a Company Restoration Matching Amount is being credited to a Participant's Company Restoration Matching Account, the Participant's Employer(s) shall withhold from the Participant's Base Salary, Bonus, Commissions and/or LTIP Amounts that are not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other




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                  employment taxes on such Company Restoration Matching Amount, as applicable. If necessary, the Committee may reduce the vested portion of the Participant's Company Restoration Matching Account in order to comply with this Section 3.11.

         (c) RESTRICTED STOCK AMOUNTS AND STOCK OPTION GAIN AMOUNTS. For each Plan Year in which an Restricted Stock Amount or Stock Option Gain Amount is being first withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Salary, Bonus, Commissions, LTIP Amounts, Restricted Stock and Qualifying Gains that are not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Stock Option Gain Amount or Restricted Stock Amount. If necessary, the Committee may reduce the Stock Option Gain Amount or the Restricted Stock Amount in order to comply with this Section 3.11.

         (d) DISTRIBUTIONS. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.


                                    ARTICLE 4
                              DEDUCTION LIMITATION

4.1 DEDUCTION LIMITATION ON BENEFIT PAYMENTS. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.10 above, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.


                                    ARTICLE 5
          IN-SERVICE DISTRIBUTION; UNFORESEEABLE FINANCIAL EMERGENCIES;
                               WITHDRAWAL ELECTION

5.1 IN-SERVICE DISTRIBUTION. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive an In-Service Distribution from the Plan with respect to all or a portion of the Annual Deferral Amount attributable to his or her deferrals of



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         Base Salary, Bonus, Commissions, Director Fees and LTIP Amounts that are payable in cash (collectively referred to as the "Annual Cash Deferral Amount"). The In-Service Distribution shall be a lump sum payment in an amount that is equal to the portion of the Annual Cash Deferral Amount that the Participant elected to have distributed as an In-Service Distribution, plus amounts credited or debited in the manner provided in Section 3.10 above on that amount, calculated as of the close of business on or around the date on which the In-Service Distribution becomes payable, as determined by the Committee in its sole discretion. Subject to the other terms and conditions of this Plan, each In-Service Distribution elected shall be paid out during a sixty (60) day period commencing immediately after the first day of any Plan Year designated by the Participant. The Plan Year designated by the Participant must be at least three (3) Plan Years after the end of the Plan Year in which the Annual Cash Deferral Amount is actually deferred. By way of example, if an In-Service Distribution is elected for Annual Cash Deferral Amounts that are deferred in the Plan Year commencing January 1, 2004, the In-Service Distribution would become payable during a sixty (60) day period commencing January 1, 2008.

5.2 OTHER BENEFITS TAKE PRECEDENCE OVER IN-SERVICE DISTRIBUTIONS. Should an event occur that triggers a benefit under Article 6, 7, 8, 9 or 10, any Annual Cash Deferral Amount, plus amounts credited or debited thereon, that is subject to an In-Service Distribution election under Section
         5.1 shall not be paid in accordance with Section 5.1 but shall be paid in accordance with the other applicable Article.

5.3      WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES.

         (a) If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to suspend deferrals of Base Salary, Bonus, Commissions, Director Fees, LTIP Amounts, Restricted Stock and Qualifying Gains required to be made by such Participant, to the extent deemed necessary by the Committee to satisfy the Unforeseeable Financial Emergency. If suspension of deferrals is not sufficient to satisfy the Participant's Unforeseeable Financial Emergency, the Participant may further petition the Committee to receive a partial or full payout from the Plan. The Participant shall receive only a payout from the Plan to satisfy the Unforeseeable Financial Emergency to the extent deemed necessary by the Committee.

         (b) The payout shall not exceed the lesser of (i) the Participant's vested Account Balance, excluding the portion of the Account Balance which has been irrevocably allocated to the Republic Services, Inc. Stock Unit Fund I, calculated as of the close of business on or around the date on which the amount becomes payable, as determined by the Committee in its sole discretion, or (ii) the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. Notwithstanding the foregoing, a Participant may not receive a payout from the Plan to the extent that the Unforeseeable Financial Emergency is or may be relieved (A) through reimbursement or compensation by insurance or otherwise, (B) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (C) by suspension of deferrals under this Plan.

         (c) If the Committee, in its sole discretion, approves a Participant's petition for suspension, the Participant's deferrals under this Plan shall be suspended as of the date of such approval. If the Committee, in its sole discretion, approves a Participant's petition for



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MASTER PLAN DOCUMENT
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                  suspension and payout, the Participant's deferrals under this
                  Plan shall be suspended as of the date of such approval and the Participant shall receive a payout from the Plan within sixty (60) days of the date of such approval.

5.4 WITHDRAWAL ELECTION. A Participant may elect, at any time, to withdraw all or a portion of his or her vested Account Balance, excluding the portion of the Account Balance that has been irrevocably allocated to the Republic Services, Inc. Stock Unit Fund I. For purposes of this
         Section 5.4, the value of a Participant's vested Account Balance shall be calculated as of the close of business on or around the date on which receipt of the Participant's election is acknowledged by the Committee, as determined by the Committee in its sole discretion, less a withdrawal penalty equal to 10% of the amount withdrawn (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement or Disability, and whether or not the Participant is in the process of being paid pursuant to an installment payment schedule. The Participant shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant shall be paid the Withdrawal Amount within sixty (60) days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall be suspended for the remainder of the Plan Year in which the withdrawal is elected and for one (1) full Plan Year thereafter (the "Suspension Period"). During the Suspension Period, the Participant will continue to be eligible for the benefits provided in Articles 5, 6, 7, 8, 9 or 10 in accordance with the provisions of those Articles, and any previously elected deferrals of Restricted Stock and Qualifying Gains will continue to be withheld. However, the portion of such Participant's Annual Deferral Amount that is attributable to Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees shall not be withheld during the Suspension Period, and the Participant shall not be allowed to make any deferral elections during the Suspension Period.


                                    ARTICLE 6
                           CHANGE IN CONTROL BENEFIT

6.1      CHANGE IN CONTROL BENEFIT.

         (a) A Participant, in connection with his or her commencement of participation in the Plan, may irrevocably elect on an Election Form to (i) receive a Change in Control Benefit, or
                  (ii) have his or her Account Balance remain in the Plan upon the occurrence of a Change in Control, subject to the terms and conditions of the Plan. The Participant will receive the Change in Control Benefit, which shall be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the date of the Change in Control, as selected by the Committee in its sole discretion, if (i) the Participant has elected to receive a Change in Control Benefit, in accordance with this Section 6.1(a), and
                  (ii) a Change in Control occurs prior to the Participant's Termination of Employment, Retirement, death or Disability. The Change in Control Benefit, if any, shall be paid to the Participant in a lump sum no later than sixty (60) days after a Change in Control.

         (b) If a Participant does not irrevocably elect to receive a Change in Control Benefit at the time of his or her commencement of participation in the Plan, such Participant may irrevocably elect to receive a Change in Control Benefit following the occurrence of a



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================================================================================

                  Change in Control by submitting an Election Form to the Committee; provided, however, the Election Form must be submitted to and accepted by the Committee within ninety (90) days of the date on which the Change in Control occurs. The Change in Control Benefit shall be paid to the Participant in a lump sum during a sixty (60) day period commencing immediately following the expiration of thirteen (13) months from the date on which such Participant's Election Form was accepted by the Committee, as determined by the Committee in its sole discretion. The amount of the Change in Control Benefit shall be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the date on which such 13-month period expires, as determined by the Committee in its sole discretion.

         (c) Should an event occur that triggers a benefit under Article 5, 7, 8, 9 or 10, any portion of the Participant's Account Balance that is affected by such an event shall not be paid in accordance with Section 6.1, but shall be paid in accordance with the other applicable Article.


                                    ARTICLE 7
                               RETIREMENT BENEFIT

7.1 RETIREMENT BENEFIT. A Participant who Retires shall receive, as a Retirement Benefit, his or her vested Account Balance, calculated as of the close of business on or around the date on which the Participant Retires, as determined by the Committee in its sole discretion.

7.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method of up to 15 years; provided, however, that if the Participant's unpaid vested Account Balance is less than $25,000 on the date on which the Participant Retires or at any time during the installment payment period, the Committee may, in its sole discretion, pay the remainder of his or her vested Account Balance in a lump sum payment. The Participant may change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted to and accepted by the Committee in its sole discretion at least thirteen (13) months prior to the Participant's Retirement. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than sixty
         (60) days after the date on which the Participant Retires. Remaining installments, if any, shall be paid no later than sixty (60) days after each anniversary of the date on which the Participant Retires.


                                    ARTICLE 8
                               TERMINATION BENEFIT

8.1 TERMINATION BENEFIT. A Participant who experiences a Termination of Employment shall receive a Termination Benefit, which shall be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the date on which the Participant experiences a Termination of Employment, as determined by the Committee in its sole discretion.



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MASTER PLAN DOCUMENT
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8.2      PAYMENT OF TERMINATION BENEFIT. The Termination Benefit shall be paid to the Participant in a lump sum payment no later than sixty (60) days after the date on which the Participant experiences the Termination of Employment.


                                    ARTICLE 9
                          DISABILITY WAIVER AND BENEFIT

9.1      DISABILITY WAIVER.

         (a)      WAIVER OF DEFERRAL. If a Participant is determined to be both
                  (i) suffering from a Disability, and (ii) receiving 100 percent of his or her Base Salary or Director Fees during the period of Disability, then the Participant's Annual Deferral Amount, Restricted Stock and Qualifying Gains shall continue to be withheld during such period of Disability. If a Participant is determined to be both (i) suffering from a Disability, and (ii) receiving less than 100 percent of his or her Base Salary or Director Fees during the period of such Disability, then such Participant shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees for the Plan Year during which the Participant first suffers a Disability. However, any previously elected deferrals of Restricted Stock and Qualifying Gains shall continue to be withheld during such Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be eligible for the benefits provided in Articles 5, 6, 7, 8, 9 or 10 in accordance with the provisions of those Articles.

         (b) DEFERRAL FOLLOWING DISABILITY. If a Participant (i) returns to employment, or service as a Director, with an Employer after a Disability ceases, and (ii) payment of 100 percent of his or her Base Salary or Director Fees recommences, the Participant may elect to defer an Annual Deferral Amount, Restricted Stock Amount and Stock Option Gain Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

9.2      CONTINUED ELIGIBILITY; DISABILITY BENEFIT.

         (a) CONTINUED ELIGIBILITY. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, or in the service of an Employer as a Director, and shall be eligible for the benefits provided for in Articles 5, 6, 7, 8 or 10 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, deem the Participant's employment to have terminated at any time after such Participant is determined to be suffering a Disability.

         (b) DEEMED TERMINATION OF EMPLOYMENT. If, in the Committee's discretion, the Disabled Participant's employment has terminated, and such Participant is not otherwise eligible to Retire, the Participant shall be deemed to have experienced a Termination of Employment for purposes of this Plan and will receive a Disability Benefit. The Disability Benefit shall be equal to his or her vested Account Balance, calculated as of




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MASTER PLAN DOCUMENT
================================================================================

                  the close of business on or around the date on which the Disabled Participant is deemed to have experienced a Termination of Employment, as determined by the Committee in its sole discretion. The Participant shall receive his or her Disability Benefit in a lump sum payment no later than sixty
                  (60) days after the date on which the Committee deems the Disabled Participant to have experienced a Termination of Employment.

         (c) DEEMED RETIREMENT. If, in the Committee's discretion, the Disabled Participant's employment has terminated, and such Participant is otherwise eligible to Retire, the Participant shall be deemed to have Retired for purposes of this Plan and will receive a Disability Benefit. The Disability Benefit shall be equal to his or her vested Account Balance, calculated as of the close of business on or around the date on which the Participant is deemed to have Retired, as determined by the Committee in its sole discretion. The Participant shall receive his or her Disability Benefit in the same form in which such Participant elected to receive his or her Retirement Benefit. The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the date on which the Disabled Participant is deemed to have Retired. Remaining installments, if any, shall be paid no later than sixty (60) days after each anniversary of the date on which the Disabled Participant is deemed to have Retired.


                                   ARTICLE 10
                                SURVIVOR BENEFIT

10.1 SURVIVOR BENEFIT. The Participant's Beneficiary(ies) shall receive a Survivor Benefit upon the Participant's death which will be equal to
         (i) the Participant's vested Account Balance, calculated as of the close of business on or around the date of the Participant's death, as selected by the Committee in its sole discretion, if the Participant dies prior to his or her Retirement, Termination of Employment or Disability, or (ii) the Participant's unpaid Retirement Benefit or Disability Benefit, calculated as of the close of business on or around the date of the Participant's death, as selected by the Committee in its sole discretion, if the Participant dies before his or her Retirement Benefit or Disability Benefit is paid in full.

10.2 PAYMENT OF SURVIVOR BENEFIT. The Survivor Benefit shall be paid to the Participant's Beneficiary(ies) in a lump sum payment no later than sixty (60) days after the date on which the Committee is provided with proof that is satisfactory to the Committee of the Participant's death.


                                   ARTICLE 11
                             BENEFICIARY DESIGNATION

11.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

11.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation



                                      -21-
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         Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary and if the Committee requires that a spousal consent be obtained with respect to such Participant, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

11.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

11.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 11.1, 11.2 and 11.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

11.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

11.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.


                                   ARTICLE 12
                                LEAVE OF ABSENCE

12.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer to take a paid leave of absence from the employment of the Employer, (i) the Participant shall continue to be considered eligible for the benefits provided in Articles 5, 6, 7, 8, 9 or 10 in accordance with the provisions of those Articles, and (ii) the Annual Deferral Amount and any previously elected deferrals of Restricted Stock and Qualifying Gains shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

12.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer to take an unpaid leave of absence from the employment of the Employer for any reason, such Participant shall continue to be eligible for the benefits provided in Articles 5, 6, 7, 8, 9 or 10 in accordance with the provisions of those Articles, and any previously elected deferrals of Restricted Stock and Qualifying Gains shall continue to be withheld during such unpaid leave of absence in accordance with Section 3.3. However, the Participant shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from such Participant's Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees during the remainder of the Plan Year in which the unpaid leave of absence is taken. During the unpaid leave of absence, the Participant shall not be allowed to make any



                                      -22-
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         additional deferral elections. However, if the Participant returns to employment, the Participant may elect to defer an Annual Deferral Amount, Restricted Stock Amount and Stock Option Gain Amount for the Plan Year following his or her return to employment and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with
         Section 3.3 above.


                                   ARTICLE 13
                     TERMINATION, AMENDMENT OR MODIFICATION

13.1 TERMINATION. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees and Directors, by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer, or in the service of that Employer as Directors, shall terminate and their vested Account Balances shall be determined (i) as if they had experienced a Termination of Employment on the date of Plan termination; or (ii) if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination. Such benefits shall be paid to the Participants as follows: (i) prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to 15 years, with amounts credited and debited during the installment period as provided herein; or (ii) prior to a Change in Control, if the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum; or (iii) after a Change in Control, if the Plan is terminated with respect to some or all of its Participants, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the vested Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

13.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of



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         the effective date of the amendment or modification, and (ii) no amendment or modification of this Section 13.2 or Section 14.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the vested Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

13.3 PLAN AGREEMENT. Despite the provisions of Sections 13.1 and 13.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the written consent of the Participant.

13.4 EFFECT OF PAYMENT. The full payment of the Participant's vested Account Balance under Articles 5, 6, 7, 8, 9 or 10 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.


                                   ARTICLE 14
                                 ADMINISTRATION

14.1 COMMITTEE DUTIES. Except as otherwise provided in this Article 14, this Plan shall be administered by a Committee, which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

14.2 ADMINISTRATION UPON CHANGE IN CONTROL. For purposes of this Plan, the Committee shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Within one-hundred and twenty (120) days following a Change in Control, an independent third party "Administrator" may be selected by the individual who, immediately prior to the Change in Control, was the Company's Chief Executive Officer or, if not so identified, the Company's highest ranking officer (the "Ex-CEO"), and approved by the Trustee. The Committee, as constituted prior to the Change in Control, shall continue to be the Administrator until the earlier of (i) the date on which such independent third party is selected and approved, or (ii) the expiration of the one-hundred and twenty (120) day period following the Change in Control. If an independent third party is not selected within one-hundred and twenty (120) days of such Change in Control, the Committee, as described in Section 14.1 above, shall be the Administrator. The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct



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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

         the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) by the Trustee only with the approval of the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

14.3 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

14.4 BINDING EFFECT OF DECISIONS. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

14.5 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

14.6 EMPLOYER INFORMATION. To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.


                                   ARTICLE 15
                          OTHER BENEFITS AND AGREEMENTS

15.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                      -25-
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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

                                   ARTICLE 16
                                CLAIMS PROCEDURES

16.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty
         (60) days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

16.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, but no later than ninety (90) days after receiving the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The Committee shall notify the Claimant in writing:

         (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (i) the specific reason(s) for the denial of the claim, or any part of it;

                  (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

                  (iv) an explanation of the claim review procedure set forth in Section 16.3 below; and

                  (v) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

16.3 REVIEW OF A DENIED CLAIM. On or before sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Claimant (or the Claimant's duly authorized representative):

         (a) may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits;

         (b)      may submit written comments or other documents; and/or

         (c) may request a hearing, which the Committee, in its sole discretion, may grant.



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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

16.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and no later than sixty (60) days after the Committee receives the Claimant's written request for a review of the denial of the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty (60) day period. In no event shall such extension exceed a period of sixty (60) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a)      specific reasons for the decision;

         (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based;

         (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and

         (d) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

16.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 16 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


                                   ARTICLE 17
                                      TRUST

17.1 ESTABLISHMENT OF THE TRUST. In order to provide assets from which to fulfill the obligations of the Participants and their beneficiaries under the Plan, the Company may establish a trust by a trust agreement with a third party, the trustee, to which each Employer may, in its discretion, contribute cash or other property, including securities issued by the Company, to provide for the benefit payments under the Plan, (the "Trust").

17.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

17.3 DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

                                   ARTICLE 18
                                  MISCELLANEOUS

18.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

18.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

18.3 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

18.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

18.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or a Director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

18.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

18.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are

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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

         used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

18.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

18.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Florida without regard to its conflicts of laws principles.

18.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                               Republic Services, Inc.
                               Attn: General Counsel
                               110 S.E. 6th Street, Suite 2800
                               Fort Lauderdale, Florida 33301

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

18.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

18.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

18.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

18.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

18.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court

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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

         determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

18.16    DISTRIBUTION IN THE EVENT OF TAXATION.

         (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid vested Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

         (b) TRUST. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance therewith, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

18.17 INSURANCE. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

18.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the

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REPUBLIC SERVICES, INC.
Deferred Compensation Plan
MASTER PLAN DOCUMENT
================================================================================

         expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

IN WITNESS WHEREOF, the Company has signed this Plan document as of __________, 2003.


                                       "Company"

                                       REPUBLIC SERVICES, INC.,
                                       a Delaware corporation

                                       By:
                                          --------------------------------------

                                       Title:
                                             -----------------------------------